SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2005

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

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      MARSHALL ISLANDS             000-14135               52-2098714
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)
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      ONE STATION PLACE, STAMFORD,                           06902
             CONNECTICUT                                   (Zip Code)
(Address of Principal Executive Offices)
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                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 12, 2005, OMI Corporation (the "Company") issued a press release announcing new time charter contracts relating to six vessels. The press release is furnished herewith as Exhibit 99.



Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99 Press Release issued by the Company on April 12, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date: April 12, 2005            By: /s/ Craig H. Stevenson, Jr.
                                             ---------------------------
                                             Craig H. Stevenson, Jr. Chairman
                                             of the Board and Chief Executive
                                             Officer


         Date: April 12, 2005            By: /s/ Kathleen C. Haines
                                             ----------------------
                                             Kathleen C. Haines
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer


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                                  EXHIBIT INDEX


The following Exhibit is being filed with this report.


   Exhibit No.     Description
   -----------     -----------

       99 Press Release issued by the Company on April 12, 2005, announcing new time charter contracts.